ASSIGNMENT OF RIGHTS UNDER FINANCING AGREEMENTS

     This confirms that, in consideration of various agreements entered into concurrently herewith, Sanga International, Inc. and Sanga USA, Inc. ("Sanga Group") hereby sell, assign, transfer and give up in favor of MedTech, Inc. all right, title and interest under or with respect to all of Sanga Group's contractual rights and privileges arising from Sanga Group's agreements with Advanced Reproductive Care, Fred Hutchinson Cancer Research Center, Meridian Group, National Century Financial Enterprises, Inc., any affiliates or subsidiaries of National Century Financial Enterprises, Inc. and any other existing client of the Sanga Group doing business in the health care industry (collectively "HealthCareClients"). In order to carry this assignment into effect, MedTech, Inc. -- within its sole and absolute discretion -- is entitled to negotiate and execute any amendments to the existing agreements with the HealthCareClients and/or MedTech, Inc. is entitled to execute new agreements with the HealthCareClients.

     This Agreement is executed this 23rd day of January 1999.

                                    SANGA INTERNATIONAL, INC.


                                    By:/s/ John F. Andrews
                                       John F. Andrews
                                       President and CEO

                                    SANGA USA, INC.


                                    By:/s/ John F. Andrews
                                       John F. Andrews
                                       President and CEO

     This Agreement is accepted this 23rd day of January 1999.

                                    MEDTECH, INC.


                                    By:/s/ John F. Andrews
                                       John F. Andrews
                                       President